UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 26, 2019

BLUE STAR FOODS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-55903	82-4270040
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3000 NW 109th Avenue

Miami, Florida 33172

(Address of principal executive offices)

(860) 633-5565

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Merger

On November 26, 2019, John Keeler & Co., Inc., a Florida corporation (the “Purchaser”), and wholly-owned direct subsidiary of Blue Star Foods Corp. (the “Company”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Coastal Pride Company, Inc., a South Carolina corporation (“Coastal Pride”), Coastal Pride Seafood, LLC, a Florida limited liability company and newly-formed, wholly-owned subsidiary of the Purchaser (the “Acquisition Subsidiary” and, upon the effective date of the Merger, the “Surviving Company), and The Walter F. Lubkin, Jr. Irrevocable Trust dated 1/8/03 (the “Trust”), Walter F. Lubkin III (“Lubkin III”), Tracy Lubkin Greco (“Greco”) and John C. Lubkin (“Lubkin”), constituting all of the shareholders of Coastal Pride immediately prior to the Merger (collectively, the “Sellers”). Pursuant to the terms of the Merger Agreement, Coastal Pride merged with and into the Acquisition Subsidiary, with the Acquisition Subsidiary being the surviving company (the “Merger”).

Coastal Pride is a seafood company, based in Beaufort, South Carolina, that imports pasteurized and fresh crabmeat sourced primarily from Mexico and Latin America and sells premium branded label crabmeat throughout North America.

Pursuant to the terms of the Merger Agreement, the following consideration was paid by the Purchaser:

(i) an aggregate of $394,622 in cash (the “Cash Consideration”);

(ii) a five-year 4% promissory note in the principal amount of $500,000 (the “Lubkin Note), issued by the Purchaser to Walter Lubkin Jr. (“Walter Jr.”);

(iii) three-year 4% convertible promissory notes in the aggregate principal amount of $210,000 (collectively, the “Sellers Notes” and together with the Lubkin Note, the “Notes”), issued by the Purchaser to Greco, Walter III and Lubkin, pro rata to their ownership of Coastal Pride immediately prior to the Merger;

(iii) 500,000 shares of common stock of the Company, issued to Walter Lubkin, Jr. (the “Walter Jr. Shares”); and

(iii) an aggregate of 795,000 shares of common stock of the Company, issued to Greco, Walter III and Lubkin, pro rata to their ownership of Coastal Pride immediately prior to the Merger (together with the Walter Jr. Shares, the “Consideration Shares”).

The Notes are subject to a right of offset against the Sellers’ indemnification obligations as described in the Merger Agreement and are subordinate and subject to prior payment of all indebtedness of the Purchaser under the Loan Agreement with ACF Finco I LP (“ACF”), as described below.

Principal and interest under the Lubkin Note are payable quarterly, commencing February 26, 2020, in an amount equal to the lesser of (i) $25,000 and (i) 25% of the Surviving Company’s quarterly earnings before interest, tax, depreciation and amortization.

One-sixth of the principal and interest under the Sellers Notes are payable quarterly commencing on August 26, 2021. The Sellers Notes are convertible into shares of common stock of the Company at the Seller’s option, at any time after the first anniversary of the date of the Note, at the rate of one share for each $2.00 of principal and/or interest so converted (the “Conversion Shares”).

The Purchaser has the right to prepay the Notes in whole or in part at any time without penalty or premium.

At the effective time of the Merger, the Sellers entered into leak-out agreements (each, a “Leak-Out Agreement”) pursuant to which the Sellers and Walter Jr. may not directly or indirectly pledge, sell, or transfer any of the Consideration Shares or Conversion Shares, or enter into any swap or other arrangement that transfers any of the economic consequences of ownership of any such shares for one year from the date of the Merger. Thereafter, each Seller and Walter Jr. may transfer up to 25% of the aggregate of the Consideration Shares and the Conversion Shares held by such person, in each successive six-month period.

In connection with the Merger, Lubkin III and Greco agreed to serve as president and chief financial officer, respectively, of the Surviving Company.

The foregoing descriptions of the Merger Agreement, the Lubkin Note, the form of Sellers Note, and the form of Leak-Out Agreement, are qualified in their entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 10.29, 10.30, 10.31 and 10.32, respectively. All statements made herein concerning said Agreements and Notes are qualified by reference to said Exhibits.

Loan Agreement with ACF

ACF and the Purchaser are parties to a Loan and Security Agreement, originally dated as of August 31, 2016 (as amended, the “Loan Agreement”). The Purchaser’s obligations under the Loan Agreement are guaranteed by the Company. As a condition to ACF’s waiver of certain events of default under the Loan Agreement, and consent to the formation of the Acquisition Subsidiary and the Merger, the Acquisition Subsidiary and the Purchaser entered into the Joinder and Seventh Amendment to the Loan Agreement (the “Seventh Amendment”) which resulted, among other things, in the Surviving Company becoming an additional borrower under the Loan Agreement.

The foregoing description of the Seventh Agreement is qualified in its entirety by reference to the full text of such Agreement, a copy of which is attached hereto as Exhibit 10.33. All statements made herein concerning said Agreement are qualified by reference to said Exhibit.

The information set forth below in Items 2.01 and 3.02 is hereby incorporated by reference into this Item 1.01.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 26, 2019, the Merger, and the additional transactions contemplated by the Merger Agreement, were consummated. As a result, Coastal Pride was merged with and into Acquisition Subsidiary, and Acquisition Subsidiary, as the surviving company, remained as the indirect wholly-owned subsidiary of the Company. In addition to the Cash Consideration paid by the Purchaser to the Sellers at the closing of the Merger, the Notes and Consideration Shares were issued as described above.

The information set forth above in Item 1.01 and below in Item 3.02 is hereby incorporated by reference into this Item 2.01.

Section 3- Securities and Trading Markets

Item 3.02 Unregistered Sale of Equity Securities.

As described in Item 1.01 above, on November 26, 2019, as partial consideration for the acquisition of Coastal Pride, the Purchaser issued the Notes, and the Company issued the Consideration Shares.

The Notes and Consideration Shares issued pursuant to the Merger Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued and sold in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act.

The information set forth above in Items 1.01 is hereby incorporated by reference into this Item 3.02.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On December 2, 2019, the Company issued a press release announcing the Merger. The text of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that may constitute forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Forward looking statements include, without limitation, statements relating to projected industry growth rates, the Company’s current growth rates and the Company’s present and future cash flow position. A variety of factors could cause actual events and results, as well as the Company’s expectations, to differ materially from those expressed in or contemplated by the forward-looking statements. Risk factors affecting the Company are discussed in detail in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

The information in Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	The financial statements of Coastal Pride will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after December 3, 2019, the due date of this Report.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.29	Agreement and Plan of Merger and Reorganization, dated as of November 26, 2019, by and among John Keeler & Co., Inc., Coastal Pride Seafood, LLC, Coastal Pride Company, Inc., The Walter F. Lubkin, Jr. Irrevocable Trust dated 1/8/03, Walter F. Lubkin III, Tracy Lubkin Greco and John C. Lubkin

10.30	$500,000 Promissory Note, dated November 26, 2019, issued to Walter Lubkin, Jr. by John Keeler & Co., Inc.

10.31	Form of Sellers Note issued by John Keeler & Co., Inc.

10.32	Form of Leak-Out Agreement

10.33	Joinder and Seventh Amendment to Loan and Security Agreement, dated November 26, 2019, by and among ACF Finco I LP, John Keeler & Co., Inc. and Coastal Pride Seafood, LLC

99.1	Press Release, dated December 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE STAR FOODS CORP.

Dated: December 2, 2019	By:	/s/ John Keeler
John Keeler